SUPPLEMENT DATED DECEMBER 1, 2005

TO

PROSPECTUS DATED OCTOBER 31, 2005

OF

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

______________________________________________________________

Effective December 1, 2005, the optional living benefit rider known as Secured Returns 2 is available in certain instances as an optional living benefit under the Contract until further notice. In such situations, both the Secured Returns for Life benefit rider and the Secured Returns 2 benefit rider may be available for purchase in certain states and distribution channels. This supplement supercedes the language in the prospectus that limited the availability of the Secured Returns 2 benefit rider. Please see your investment advisor for further information on the availability of both of the riders.

See the Appendix entitled "Secured Returns 2 Benefit" in the back of your prospectus for further information regarding this optional living benefit rider.

SR2 Supplement